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APPENDICES

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APPENDICES

1Q23 EARNINGS PRESENTATION

16 May 2023

sezzle

The Responsible Way to Pay™

This presentation has been approved by the Company's Executive Chairman and CEO, Charlie Youakim, on behalf the Sezzle Inc. Board

DISCLAIMER

Cautionary Note Regarding Forward-Looking Statements

This presentation (the "Presentation") contains summary information about the activities of Sezzle as at the date of this Presentation. The information in this Presentation is of a general nature and does not purport to be complete and the information in the Presentation remains subject to change without notice. Also, the information in the Presentation should not be relied upon as advice to potential investors or current shareholders. This Presentation has been prepared without taking into account the objectives, financial situation or needs of any particular prospective investor or current shareholder. Before making an investment decision, prospective investors and current shareholders should consider the appropriateness of the information having regard to their own objectives, financial situation and needs and seek appropriate advice, including financial, legal and taxation advice appropriate to their jurisdiction. The Presentation also includes information regarding our market and industry that is derived from publicly available third-party sources that have not been independently verified by Sezzle.

This Presentation is not a disclosure document under Australian law. Accordingly, this Presentation should not be relied upon as advice to prospective investors or current shareholders and does not take into account the investment objectives, financial situation or needs of any particular shareholder or investor.

This Presentation contains certain "forward-looking statements" within the meaning of the US federal securities laws including, but not limited to, statements regarding our anticipated new products, our ability to gain future market share, our timeline and intentions relating to operations in international markets, our strategy, our future operations, our financial position, our estimated revenues and losses, our projected costs, our prospects, and the plans and objectives of management. These forward-looking statements are generally identified by the words "could," "believe," "anticipate," "intend," "estimate," "expect," "project" or similar expressions. These forward-looking statements are subject to a number of risks and uncertainties, including those set out in this Presentation, but not limited to: (i) impact of the "buy-now, pay-later" ("BNPL") industry becoming subject to increased regulatory scrutiny; (ii) impact of operating in a highly competitive industry; (iii) impact of macro-economic conditions on consumer spending; (iv) our ability to increase our merchant network, our base of consumers and Underlying Merchant Sales ("UMS"); (v) our ability to effectively manage growth, sustain our growth rate and maintain our market share; (vi) our ability to meet additional capital requirements; (vii) impact of exposure to consumer bad debts and insolvency of merchants; (viii) impact of the integration, support and prominent presentation of our platform by our merchants; (ix) impact of any data security breaches, cyberattacks, employee or other internal misconduct, malware, phishing or ransomware, physical security breaches, natural disasters, or similar disruptions; (x) impact of key vendors or merchants failing to comply with legal or regulatory requirements or to provide various services that are important to our operations; (xi) impact of the loss of key partners and merchant relationships; (xii) impact of exchange rate fluctuations in the international markets in which we operate; (xiii) our ability to protect our intellectual property rights; (xiv) our ability to retain employees and recruit additional employees; (xv) impact of the costs of complying with various laws and regulations applicable to the BNPL industry in the United States and Canada; (xvii) our ability to achieve our public benefit purpose and maintain our B Corporation certification; and (xviii) the other factors identified in the "Risk Factors" section of our Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC") on February 28, 2023 and subsequent quarterly reports on Form 10-Q. These forward-looking statements are based on our current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Nevertheless, and despite the fact that management's expectations and estimates are based on assumptions management believes to be reasonable and data management believes to be reliable, our actual results, performance or achievements are subject to future risks and uncertainties, any of which could materially affect our actual performance. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements to reflect events or circumstances after the date of this Presentation.

This Presentation has been prepared in good faith, but no representation or warranty, express or implied, is made as to the fairness, accuracy, completeness, correctness, reliability or adequacy of any statements, estimates, opinions or other information, or the reasonableness of any assumption or other statement, contained in the Presentation (any of which may change without notice).

All financial figures are expressed in U.S. dollars unless otherwise stated.

In addition to financial measures presented in accordance with U.S. generally accepted accounting principles ("U.S. GAAP"), this Presentation includes certain financial information, including Underlying Merchant Sales ("UMS"), Active Consumers and Active Merchants, which has been provided as supplemental measures of operating performance that are key metrics used by management to assess Sezzle's growth and operating performance. In particular, UMS is a key operating metric in assessing the volume of transactions that take place on the Sezzle Platform, which is an indicator of the success of Sezzle's merchants and the strength of the Sezzle Platform. Sezzle also use these operating metrics in order to evaluate the effectiveness of our business strategies, to make budgeting decisions, and to compare our performance against that of other peer companies using similar measures. UMS, Active Consumers and Active Merchants do not represent revenue earned by Sezzle, are not components of Sezzle's income or included within Sezzle's financial results prepared in accordance with GAAP. The UMS, Active Consumers and Active Merchants financial measures used by Sezzle may differ from the non-U.S. GAAP financial measures used by other companies.

No Offer or Solicitation

This report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, or pursuant to another available exemption.



sezzle

THE RESPONSIBLE WAY TO PAY™

- ✓ Greater flexibility with Pay in Full, Pay in 2, Pay in 4, and Long-Term Financing
- ✓ Ability to build credit through Sezzle Up[1]

PREMIUM

Elevated experience through Premium


PREMIUM
Elevate the Way You Pay
Try Sezzle Premium risk free today and unlock exclusive benefits. Cancel anytime.
Unlock 200+ premium brands including Doordash, Lowe's and more
2x rewards points with every purchase
1 additional free reschedule per order
Choose a payment plan
Monthly Plan
$9.99 /month
Annual Plan
Continue with Monthly Plan


checkout.sezzle.com
MERCHANT NAME
$800.00
sezzle
Logout
EN
Choose a payment schedule
Your order total is $800.00
1 payment
$800.00/today
4 payments
$200.00/today
Long-term financing
Confirm your identity to view plans.

Long-term financing for higher price purchases

sezzle up

+20 points increase within 4 months of enrolling in Sezzle Up


12:00
sezzle up
Welcome to credit building with Sezzle Up!
Each month Sezzle will report your account status and balance to the credit bureaus.
Build your score by paying on time & in full
View & monitor your credit score
Educate yourself on credit


9:41
Sezzle Virtual Card
sezzle
1234 5678 9101 1213
123 12/22
VISA
Pay in 4
Split your payments into 4 interest-free bi-weekly payments.
Approval Assist
Earn up to 2% back in Sezzle Spend on Approval Assist orders
Build Sezzle spending history
Seamless Virtual Card checkout - every time
Pay in 1
Pay upfront and earn up to 2% back in Sezzle Spend.

Payment options that meet your schedule and needs

[1] Average outcome for customers who joined Sezzle Up in September 2021 or October 2021, while starting with a FICO 8 score under 600, and made on-time payments (rounded from 19.81 points). Other factors, including activity with customers' other creditors, may impact results.

BUILDING A TRUSTED PAYMENT PLATFORM



4.9 ★★★★★
App Store

4.7 ★★★★★
Google Play

4.4 ★★★★★
Trustpilot

"Great opportunity to build credit and get products with easy payments"

D. Gibson,
Sezzle Customer

Source: Sezzle Merchant/Customer NPS Tracker from April 2023

YEAR-OVER-YEAR PROGRESSION TO PROFITABILITY

	2022 1Q22	2023 1Q23	
Total Income	$27.6M	$34.7M ↑	Strengthened total income by diversifying income streams
Net Income	($28.0M)	$1.7M ↑	Increased net income driven by the success of FY22 revenue and cost initiatives and enhanced underwriting capabilities
Unit Economics (Non-GAAP)[1] as a % of UMS	0.8%	5.8% ↑	Improved unit economics driven by total income and provision for credit losses
Merchant Processing Fee as a % of Total Income	80.6%	57.7% ↓	Less reliant on merchant processing fee income as Sezzle Premium gains momentum
Non-Transaction Related OpEx as % of Total Income	114.0%	55.7% ↓	Exited Brazil, Europe, and India; Reduced 3rd-party tech spend and overall headcount

[1] Unit Economics is measured by the Company's Total Income Less Transaction Related Expenses, a non-GAAP financial measure equal to the sum of Transaction Expense, Provision for Credit Losses, Net Interest Expense, and write-off of non-recurring unamortized debt issuance costs. See Appendix I for reconciliation of Transaction Related Costs and respective definitions.

1Q23
UPDATE

1Q23 PERFORMANCE AND FINANCIAL SCORECARD

TOTAL INCOME (US$ in MILLIONS)


1Q23
$34.7
1Q22
$27.6
1Q21
$26.0

+25.5% YoY

GAAP NET INCOME (LOSS) (US$ in MILLIONS)


1Q23
$1.7
1Q22 ($28.0)
1Q21
($11.4)

+$29.7M YoY

ADJUSTED EBITDA[1] (US$ in MILLIONS)


1Q23
$8.3
1Q22
($17.8)
1Q21
($3.4)

+$26.0M YoY

ADJUSTED EBTDA[1] (US$ in MILLIONS)


1Q23
$4.9
1Q22
($19.4)
1Q21
($4.8)

+$24.3M YoY

TOTAL INCOME LESS TRANSACTION RELATED COSTS[2] (US$ in MILLIONS)


1Q23
$21.4
1Q22
$3.8
1Q21
$7.2

+$17.6M YoY

TOTAL INCOME LESS TRANSACTION RELATED COSTS[2] AS A PERCENTAGE OF UMS


1Q23
5.8%
1Q22
0.8%
1Q21
1.9%

+494 Bps

[1] Adjusted EBITDA and Adjusted EBTDA are non-GAAP financial measures. For a reconciliation of GAAP Net Income (Loss), Adjusted EBITDA, and Adjusted EBTDA see Appendix II.
[2] Transaction Related Costs is a non-GAAP financial measure equal to the sum of Transaction Expense, Provision for Credit Losses, and Net Interest Expense. See Appendix I for reconciliation of Transaction Related Costs and respective definitions.

1Q23 ENGAGEMENT SCORECARD

ACTIVE[1] CONSUMERS


1Q23
2,780,000
1Q22
3,291,000
1Q21
2,250,000

-15.5% YoY

REPEAT USAGE AS A % OF TOTAL ORDERS (CUMULATIVE)


1Q23
94.4%
1Q22
93.3%
1Q21
90.7%

+118 Bps

SEZZLE PREMIUM ACTIVE SUBSCRIBERS


1Q23
142,000
1Q22
Not Launched
1Q21
Not Launched

N/A

WEEKLY AVERAGE MARKETPLACE VOLUME AS A PERCENTAGE OF UMS


1Q23
29.5%
1Q22
12.9%
1Q21
5.0%

+16.5 Pts

ACTIVE MERCHANTS


1Q23
39,000
1Q22
48,000
1Q21
34,000

-18.8% YoY

PERCENTAGE OF TOTAL INCOME DERIVED FROM NON-MERCHANT PROCESSING FEES


1Q23
42.3%
1Q22
19.4%
1Q21
18.2%

+22.9 Pts

[1] Active is defined as having had at least one transaction through the Sezzle Platform in the last twelve months, not subject to a minimum required number of transactions criteria (Merchants and Consumers rounded to nearest thousand).
Note: Active Consumer and Active Merchant numbers have been adjusted to exclude Brazil, Europe, and India, which have been discontinued.

TOTAL INCOME & UMS


Total Income
6.1%
$27.6
7.0%
$29.3
7.2%
$30.4
8.5%
$38.3
9.4%
$34.7
1Q22
2Q22
3Q22
4Q22
1Q23
Total Income ($US in millions)
% of UMS


Underlying Merchant Sales (UMS)
$450.5
$419.1
$421.5
$452.3
$369.8
1Q22
2Q22
3Q22
4Q22
1Q23
UMS ($US in millions)

COMMENTARY

- Although UMS declined YoY in 1Q23, Total Income rose 25.5% YoY to US$34.7 million due to the launch of Sezzle Premium and other FY22 revenue initiatives.
- Total Income as a percentage of UMS increased to a quarterly high of 9.4% in 1Q23, despite the seasonal QoQ decrease in UMS from the 4Q holiday period.
- Consumer engagement remains high, with repeat usage increasing by 188 bps YoY to 94.4%.
- The 17.9% YoY decrease in UMS is the result of FY22 strategic initiatives including credit-risk improvements (e.g., Prophet Model) and renegotiating and/or offboarding unprofitable merchants.

TRANSACTION EXPENSE


Transaction Expense
$11.8
$10.1
$9.3
$9.5
$8.2
2.6%
2.4%
2.2%
2.1%
2.2%
1Q22
2Q22
3Q22
4Q22
1Q23
Transaction Expense ($US in millions)
Transaction Expense-to-UMS

COMMENTARY

- Transaction Expense continued to show YoY improvement as it decreased 39 bps YoY to 2.2% of UMS.
- The drop in Transaction Expense as a percentage of UMS was driven by Company initiatives including, but not limited to:
  - Payment strategies incentivizing consumers to choose ACH as their primary payment option,
  - Favorable renegotiated terms with network partners, and
  - The launch of Pay in Full for consumers to pay full ticket price at the point of sale.

PROVISION FOR CREDIT LOSSES


Provision for Credit Losses
2.3%
1.9%
1.3%
1.2%
0.5%
$10.5
$7.9
$5.7
$5.4
$1.7
1Q22
2Q22
3Q22
4Q22
1Q23
Provision for Credit Losses ($US in milllions)
% of UMS

COMMENTARY

- Sezzle posted a new quarterly low in the Provision for Credit Losses.
- In addition to continuous improvement to the Company's proprietary underwriting such as the Prophet Machine Learning Model launched in 2022, receivables originated in 2022 performed better than expected resulting in a benefit being recognized during 1Q23.
- The Company's pursuit of topline growth in 2023 is anticipated to cause an increase in the Provision for Credit Losses. The Company plans to proactively manage this marginal uptick by evolving its Prophet Model.

TOTAL INCOME LESS TRANSACTION RELATED COSTS[1]

Total Income Less Transaction Related Costs as a percent of UMS



$3.8
0.8%
1Q22
$9.6
2.3%
2Q22
$13.5
3.2%
3Q22
$20.2
4.5%
4Q22
$21.4
5.8%
1Q23
Total Income ex. Transaction Related Costs ($US in millions)
Total Income ex. Transaction Related Costs-to-UMS

Total Income Less Transaction Related Costs as a percent of Total Income



$3.8
13.6%
1Q22
$9.6
32.7%
2Q22
$13.5
44.5%
3Q22
$20.2
52.8%
4Q22
$21.4
61.6%
1Q23
Total Income ex. Transaction Related Costs ($US in millions)
Total Income ex. Transaction Related Costs-to-Total Income

COMMENTARY

- Total Income less Transaction Related Costs continued to set new quarterly highs as it reached US$21.4 million in 1Q23, representing a 468.4% increase YoY.
- Similarly, unit economic margin measured against either UMS or Total Income represented new quarterly highs of 5.8% and 61.6%, respectively.
- The positive QoQ and YoY performance was driven by revenue and cost initiatives launched in 2022, most notably the launch of Sezzle Premium and improved consumer underwriting (e.g., Prophet Model).
- These favorable economics position the Company well, as it pursues growth opportunities in 2023.

[1] Transaction Related Costs is a non-GAAP financial measure equal to the sum of Transaction Expense, Provision for Credit Losses, Net Interest Expense, and write-off of non-recurring unamortized debt issuance costs. See Appendix I for reconciliation of Transaction Related Costs and respective definitions.

NON-TRANSACTION RELATED OPERATING EXPENSES



Non-transaction Related Operating Expenses
$31.5
114.0%
$24.8
84.8%
$19.9
65.5%
$18.6
48.6%
$19.3
55.7%
1Q22
2Q22
3Q22
4Q22
1Q23
Non-Transaction Related Operating Costs ($US in millions)
Non-Transaction Related Operating Expenses-to-Total Income

COMMENTARY

- 1Q23 Non-Transaction Related Expenses decreased by 38.7% YoY to US$19.3 million.
- YoY improvements in costs were experienced across the board from third-party tech and data, marketing, and personnel.
  - Further, the prior year's quarter included US$4.4 million of professional fees associated with the proposed and eventually terminated merger with Zip Co.
- As the Company pursues growth opportunities and implements its next round of initiatives in 2023, non-transaction related operating expenses are expected to increase modestly.

[1] Non-Transaction Related Operating Expenses is a non-GAAP financial measure equal to Total Operating Expenses less Reimbursement of Merger-Related Costs, Transaction Expense and Provision for Credit Losses. See Appendix I for reconciliation of Non-Transaction Related Operating Expenses and respective definitions.

NET INCOME AND ADJUSTED EBITDA



GAAP Net income (Loss)
$27.6
$55.6
($28.0)
$29.3
$44.3
($15.1)
$30.4
$26.1
$4.3
$38.3
$37.6
$0.6
$34.7
$32.9
$1.7
1Q22
2Q22
3Q22
4Q22
1Q23
Total Income ($US in millions)
Operating Expenses and Other Income and Expense ($US in millions)
Net Income (Loss) ($US in millions)



Non-GAAP Adjusted EBITDA
$27.6
$45.4
($17.8)
$29.3
$38.7
($9.4)
$30.4
$31.7
($1.3)
$38.3
$31.2
$7.0
$34.7
$26.4
$8.3
1Q22
2Q22
3Q22
4Q22
1Q23
Total Income ($US in millions)
Adjusted Operating Expenses and Other Income and Expense ($US in millions)[2]
Adjusted EBITDA ($US in millions)

COMMENTARY

- For the third consecutive quarter, Sezzle delivered positive GAAP Net Income, reaching US$1.7 million on account of key FY22 initiatives including the Company's enhanced underwriting capabilities and growth of Sezzle's subscription product, Sezzle Premium.
- Non-GAAP Adjusted EBITDA[1] was positive for the second consecutive quarter. Non-GAAP Adjusted EBITDA grew to US$8.3 million, representing an increase of US$26.0 million YoY and 17.4% QoQ.

[1] Adjusted EBITDA are non-GAAP financial measures. For a reconciliation of GAAP Net Income (Loss) and Adjusted EBITDA see Appendix II for reconciliation.
[2] Adjusted Operating Expenses and Other Income and Expense is a non-GAAP financial measurement equal to the sum of GAAP Operating Expenses and Net Interest Expense less depreciation, amortization, and M&A related expenses. See Appendix II for reconciliation.

CAPITALIZATION

US$ in thousands	Audited 31-Dec-2022	Unaudited[1] 31-Mar-2023
Cash and cash equivalents	$68,280	$59,039
Restricted cash	$1,243	$1,542
Total cash	**$69,523**	**$60,581**
Drawn on line of credit	**$65,000**	**$59,800**
Availability on line of credit	**$478**	**$491**

[1] Results are unaudited.

COMMENTARY

- As of 31 March 2023, Sezzle had total cash on hand of US$60.6 million, consisting of US$59.0 million of bank balances and US$1.5 million of restricted cash.
- The reduction in total cash on hand during the quarter was driven by the paydown on the Company's line of credit and decrease in the Merchant Accounts Payable.
- At the end of the quarter, the Company had US$84.8 million in Notes Receivables (net) and US$65.3 million in Merchant Accounts Payable, of which US$51.3 million was attributable to the Merchant Interest Program.

APRIL ’23 UPDATE

KEY STATISTICS FOR APRIL '23[1]

TOTAL INCOME	
US$11.5M	+19.1% YoY

GAAP NET INCOME	
US$45.1K	+US$4.6M YoY

ADJUSTED EBTDA	
US$0.9M	+US$4.6M YoY

ADJUSTED EBITDA	
US$2.1M	+US$5.3M YoY

SEZZLE PREMIUM	
155,000	As of 15 May 2023

COMMENTARY

- Total Income for April rose 19.1% YoY to US$11.5 million. Total Income as percent of UMS reached 9.2%.
- Sezzle achieved profitability in April, posting positive Net Income (a GAAP measure) of US$45.1 thousand from Net Loss of US$4.5 million in the prior comparable period, representing a positive US$4.6 million turnaround YoY.
- Adjusted EBTDA and Adjusted EBITDA (non-GAAP measures) for the month remained positive at US$0.9 million and US$2.1 million, respectively.
- Sezzle Premium continues to experience a strong uptake, aligning with the Company's strategy of providing a complete suite of consumer access products.

[1] Results are unaudited.

UPDATE ON FY2023 INITIATIVES

Key initiatives expected to launch in the 2H23

US$10M
Annualized Bottom-line Impact

Product Innovation	• Pay Anywhere card product
Monetization	• Affiliate payment models • Pay-per-click placement
Partnership	• Bank partnership

UPDATE ON U.S. LISTING AND FORUS REMOVAL

Recent Announcements

FORUS Removal	• Effective May 8, 2023, the FORUS designation was removed from the company's CDIs. • U.S. investors may acquire Sezzle CDIs on ASX (previously prohibited, outside of certain narrow exceptions).
Reverse Stock Split	• Charter amendment filed in Delaware May 11 (US time) • Key dates include: ▪ May 17 (AU time): Record Date for CDI split ▪ May 18 (AU time): 1st date to register trading on fully post-split basis

What to Expect in Coming Weeks

- Amendment to Form S-1 Resale Registration Statement to be filed with US Securities & Exchange Commission
- Final deliveries for Nasdaq listing application
- Coordination with US market participants in anticipation of Nasdaq listing go-live
- Estimated go-live with Nasdaq before the end of 2Q23

APPENDICES

APPENDIX I: RECONCILIATION OF GAAP TO NON-GAAP MEASURES

TOTAL INCOME LESS TRANSACTION RELATED COSTS

(in $US thousands)	For the three months ended March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
Total income	$ 34,673	$ 38,276	$ 30,408	$ 29,252	$ 27,634
Less: Transaction related costs					
Transaction expense	(8,239)	(9,547)	(9,320)	(10,115)	(11,794)
Provision for credit losses	(1,694)	(5,401)	(5,680)	(7,891)	(10,466)
Net interest expense	(3,377)	(3,124)	(2,192)	(1,670)	(1,615)
Write-off of unamortized debt issuance costs	-	-	316	-	-
Transaction related costs	(13,310)	(18,072)	(16,875)	(19,676)	(23,875)
Total income less transaction related costs	$ 21,364	$ 20,204	$ 13,533	$ 9,576	$ 3,759

NON-TRANSACTION RELATED OPERATING EXPENSES

(in $US thousands)	For the three months ended March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
Operating expenses	$ 29,254	$ 33,534	$ 23,909	$ 42,805	$ 53,758
Transaction expenses	(8,239)	(9,547)	(9,320)	(10,115)	(11,794)
Provision for credit losses	(1,694)	(5,401)	(5,680)	(7,891)	(10,466)
Reimbursement of merger-related costs	-	-	11,000	-	-
Non-transaction related operating expenses	$ 19,321	$ 18,586	$ 19,909	$ 24,799	$ 31,498

APPENDIX II: RECONCILIATION OF GAAP TO NON-GAAP MEASURES

ADJUSTED OPERATING EXPENSES AND OTHER INCOME AND EXPENSES

	For the three months ended				
(in $US thousands)	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
Operating expenses	**$ 29,254**	**$ 33,534**	**$ 23,909**	**$ 42,805**	**$ 53,758**
Depreciation and amortization	(201)	(198)	(207)	(219)	(224)
Equity and incentive-based compensation	(2,645)	(2,103)	(2,619)	(1,863)	(3,731)
Merger-related expenses	-	-	(101)	(2,059)	(4,405)
Reimbursement of merger-related costs	-	-	11,000	-	-
Write-off of unamortized debt issuance costs	-	-	(316)	-	-
Adjusted operating expenses and other income and expense	**$ 26,408**	**$ 31,233**	**$ 31,666**	**$ 38,664**	**$ 45,398**

ADJUSTED EBTDA AND ADJUSTED EBITDA

	For the month ended	For the three months ended				
(in $US thousands)	April 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
Net income (loss)	$ 45	$ 1,725	$ 634	$ 4,344	$ (15,084)	$ (27,989)
Depreciation and amortization	65	201	198	207	219	224
Income tax expense	6	12	21	11	17	21
Equity and incentive-based compensation	807	2,645	2,103	2,619	1,863	3,731
Other income and expense, net	118	(113)	200	(48)	(155)	228
Merger-related costs	-	-	-	101	2,059	4,405
Reimbursement of merger-related costs	-	-	-	(11,000)	-	-
Write-off of unamortized debt issuance costs	-	-	-	316	-	-
Loss on extinguishment of line of credit	-	-	814	-	-	-
Fair value adjustment on warrants	(183)	420	(50)	-	-	-
Adjusted EBTDA	$ 859	$ 4,889	$ 3,919	$ (3,450)	$ (11,082)	$ (19,379)
Net interest expense	1,280	3,377	3,124	2,192	1,670	1,615
Adjusted EBITDA	$ 2,139	$ 8,265	$ 7,043	$ (1,258)	$ (9,412)	$ (17,764)

NON-GAAP FINANCIAL MEASURES

To supplement our operating results prepared in accordance with generally accepted accounting principles in the United States ("GAAP"), we present the following non-GAAP financial measures: Total income less transaction related costs; adjusted earnings before taxes, depreciation, and amortization ("Adjusted EBTDA"); and adjusted earnings before interest, taxes, depreciation, and amortization ("Adjusted EBITDA"). Definitions of these non-GAAP financial measures and summaries of the reasons why management believes that the presentation of these non-GAAP financial measures provide useful information to the company and investors are as follows:

- Total income less transaction related costs is defined as GAAP total income less transaction related costs. Transaction related costs is the sum of GAAP transaction expense, provision for credit losses, and net interest expense less non-recurring charges as detailed in the reconciliation table of total income less transaction related costs to GAAP total income. We believe that total income less transaction related costs is a useful financial measure to both management and investors for evaluating the economic value of orders processed on the Sezzle Platform;
- Adjusted EBTDA is defined as GAAP net income (loss), adjusted for certain non-cash and non-recurring charges including depreciation, amortization, equity and incentive—based compensation, and merger-related costs as detailed in the reconciliation table of adjusted EBTDA to GAAP net income (loss) below. We believe that this financial measure is a useful measure for period-to-period comparison of our business by removing the effect of certain non-cash and non-recurring charges that may not directly correlate to the underlying performance of our business.
- Adjusted EBITDA is defined as GAAP net income (loss), adjusted for certain non-cash and non-recurring charges including depreciation, amortization, equity and incentive—based compensation, and merger-related costs, as well as net interest expense as detailed in the reconciliation table of GAAP net income (loss) to adjusted EBITDA. We believe that this financial measure is a useful measure for period-to-period comparison of our business by removing the effect of certain non-cash and non-recurring charges, as well as funding costs, that may not directly correlate to the underlying performance of our business.

Additionally, we have included these non-GAAP measures because they are key measures used by our management to evaluate our operating performance, guide future operating plans, and make strategic decisions, including those relating to operating expenses and the allocation of resources. Therefore, we believe these measures provide useful information to investors and other users of this press release to understand and evaluate our operating results in the same manner as our management and board of directors. However, non-GAAP financial measures have limitations, should be considered supplemental in nature, and are not meant as a substitute for the related financial information prepared in accordance with U.S. GAAP. These limitations include the following:

- Total income less transaction related costs is not intended to be measures of operating profit or cash flow profitability as they exclude key operating expenses such as personnel, general and administrative, and third-party technology and data, which have been, and will continue to be for the foreseeable future, significant recurring expenses.
- Adjusted EBTDA and adjusted EBITDA exclude certain recurring, non-cash charges such as depreciation, amortization, and equity and incentive—based compensation, which have been, and will continue to be for the foreseeable future, recurring GAAP expenses. Further, these non-GAAP financial measures exclude certain significant cash inflows and outflows, such as merger-related costs (which are comprised of legal fees in connection with our terminated proposed merger with Zip Co Limited) and reimbursements for such merger-related costs, which have a significant impact on our working capital and cash.
- Adjusted EBITDA excludes net interest expense, which has a significant impact on our GAAP net income, working capital, and cash.
- Long-lived assets being depreciated or amortized may need to be replaced in the future, and these non-GAAP financial measures do not reflect the capital expenditures needed for such replacements, or for any new capital expenditures or commitments.
- These non-GAAP financial measures do not reflect income taxes that may represent a reduction in cash available to us.
- Non-GAAP measures do not reflect changes in, or cash requirements for, our working capital needs.
- Other companies, including companies in our industry, may calculate the non-GAAP financial measures differently or not at all, which reduces their usefulness as comparative measures.

Because of these limitations, you should not consider these non-GAAP financial measures in isolation or as substitutes for analysis of our financial results as reported under GAAP, and these non-GAAP financial measures should be considered alongside other financial performance measures, including net income (loss) and other financial results presented in accordance with GAAP. We encourage you to review the related GAAP financial measures and the reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate our business.

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